As filed with the Securities and Exchange                      File No. 33-88334
Commission on April 27, 1999                                   File No. 811-8934

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

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             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 8

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 8

                        AETNA GENERATION PORTFOLIOS, INC.
                        ---------------------------------

               151 Farmington Avenue, Hartford, Connecticut 06156
               --------------------------------------------------
                                 (860) 275-2032

                            Amy R. Doberman, Counsel
             10 State House Square, Hartford, Connecticut 06103-3602
             -------------------------------------------------------
                     (Name and Address of Agent for Service)

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:


            X   on May 3, 1999 pursuant to paragraph (b) of Rule 485
          ----

                       AETNA GENERATION PORTFOLIOS, INC.

                                  Prospectus

                                  May 3, 1999


                                Aetna Ascent VP
                              Aetna Crossroads VP
                                Aetna Legacy VP

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

                            TABLE OF CONTENTS

                                                                               Page
                                                                               ----
THE PORTFOLIOS' INVESTMENTS .................................................    3
 Investment Objectives, Principal Investment Strategies and Risks, Investment
 Performance ................................................................    3
PORTFOLIO EXPENSES ..........................................................   11
OTHER CONSIDERATIONS ........................................................   12
MANAGEMENT OF THE PORTFOLIOS ................................................   13
INVESTMENTS IN AND REDEMPTIONS FROM THE PORTFOLIOS ..........................   13
TAX INFORMATION .............................................................   14
FINANCIAL HIGHLIGHTS ........................................................   15
ADDITIONAL INFORMATION ......................................................   18

2 Aetna Generation Portfolios, Inc.

THE PORTFOLIOS' INVESTMENTS

Investment Objectives, Principal Investment Strategies and Risks, Investment Performance

      o Aetna Generation Portfolios, Inc. (Fund) consists of 3 separate portfolios (Portfolios): Aetna Ascent VP (Ascent VP); Aetna Crossroads VP (Crossroads VP); and Aetna Legacy VP (Legacy VP). Below is a description of each Portfolio's investment objective, the principal investment strategies employed on behalf of each Portfolio, and the principal risks associated with investing in each Portfolio.

      o A performance bar chart is provided for each Portfolio. The bar chart shows changes in the Portfolio's performance from year to year. The fluctuation in returns illustrates each Portfolio's performance volatility. The chart is accompanied by the Portfolio's best and worst quarterly returns throughout the years noted in the bar chart.

      o A table for each Portfolio shows its average annual total return. The table also compares the Portfolio's performance to the performance of broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Portfolio's past performance is not necessarily an indication of how it will perform in the future.

      o Additional information on the Portfolios' investment strategies and risks is included on page 12.

      o Aeltus Investment Management, Inc. (Aeltus) serves as investment adviser to the Portfolios.

Investment Objectives

  Ascent VP            seeks to provide capital appreciation.
  Crossroads VP        seeks to provide total return (i.e., income and
                       capital appreciation, both realized and
                       unrealized).
  Legacy VP            seeks to provide total return consistent with
                       preservation of capital.


                                             Aetna Generation Portfolios, Inc. 3

Principal Investment Strategies. Ascent VP, Crossroads VP and Legacy VP are asset allocation portfolios that have been designed for investors with different investment goals:

      o Ascent VP is designed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.

      o Crossroads VP is designed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.

      o Legacy VP is designed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.

Under normal market conditions, Aeltus allocates the assets of each Portfolio, in varying degrees, among several classes of equities, fixed-income securities, including up to 15% in high-yield, high-risk bonds (high-yield bonds), and money market instruments. To remain consistent with each Portfolio's investment objective and intended level of risk tolerance, Aeltus has instituted both a benchmark percentage allocation and a Portfolio level range allocation for each asset class. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Portfolio level range allows Aeltus to vary the securities in each Portfolio and take advantage of opportunities as market and economic conditions change. However, Aeltus does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Portfolios.

Each Portfolio's benchmarks and ranges are described on the following page. The asset allocation limits apply at the time of purchase of a particular security.

Each Portfolio's asset allocation may vary from the benchmark allocation (within the permissible range) based on Aeltus' ongoing evaluation of the expected returns and risks of each asset class relative to other classes. Among the criteria Aeltus evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers, and interest rate movements. In selecting individual portfolio securities, Aeltus considers such factors as expected dividend yields and total returns; bond yields; and price-to-earnings ratios.

4 Aetna Generation Portfolios, Inc.

                           Ascent     Crossroads      Legacy
Asset Class                  VP          VP(1)         VP(2)     Comparative Index*
-----------                ------     ----------      -------    ------------------

Equities
Large Capitalization Stocks
Range                       0-60%        0-45%          0-30%    S&P 500 Index
Benchmark                     20%          15%            10%

Small-/Mid-Capitalization Stocks
Range                       0-40%        0-30%          0-20%    Russell 2500 Index
Benchmark                     20%          15%            10%

International Stocks                                             Morgan Stanley Capital
Range                       0-40%        0-30%          0-20%    International Europe,
Benchmark                     20%          15%            10%    Australia and Far East Index

Real Estate Stocks                                               National Association of
Range                       0-40%        0-30%          0-20%    Real Estate Investment Trusts
Benchmark                     20%          15%            10%    Equity Index

Fixed Income
U.S. Dollar Bonds
Range                       0-30%        0-70%         0-100%    Salomon Brothers Broad
Benchmark                     10%          25%            40%    Investment Grade Index

International Bonds
Range                       0-20%        0-20%          0-20%    Salomon Brothers Non-U.S.
Benchmark                     10%          10%            10%    World Government Bond Index

Money Market Instruments
Range                       0-30%        0-30%          0-30%    91-Day U.S. Treasury Bill Rate
Benchmark                      0%           5%            10%

----------------

* See page 10 for a description of each comparative index.

(1) Crossroads VP will invest no more than 60% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2) Legacy VP will invest no more than 35% of its assets in any combination of the following asset classes: small-mid/capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

                                             Aetna Generation Portfolios, Inc. 5

Principal Risks. The success of each Portfolio's strategy depends significantly on Aeltus' skill in choosing investments and in allocating assets among the different investment classes.

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Portfolio will be affected by these risks to a greater or lesser extent depending on the size of the allocation. Each Portfolio is subject to the risks generally attributable to stock and bond investing.

For stock investments, those risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The risks associated with real estate securities include periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate caused by such factors as periodic over-building.

For bonds, generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds is even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses.

Portfolio shares will rise and fall in value and you could lose money by investing in a Portfolio. There is no guaranty the Portfolios will achieve their investment objective. Shares of the Portfolios are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the FDIC or any other government agency.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. Due to differences in tax treatment or other considerations, the interests of various contract owners participating in the Portfolios and the interests of qualified plans investing in the Portfolios might at some time be in conflict. The Fund's Board of Directors (Board) will monitor the Portfolios for any material conflicts and determine what action, if any, should be taken to resolve these conflicts.

6 Aetna Generation Portfolios, Inc.

Investment Performance

ASCENT VP

Year-by-Year Total Return

[bar chart]
               Years Ended December 31,
                 1996         23.58%
                 1997         19.90%
                 1998          4.30%
[end bar chart]

[arrowhead pointing up]    Best Quarter: second quarter 1997, up 10.91%
[arrowhead pointing down]  Worst Quarter: third quarter 1998, down 13.55%


                     As of December 31, 1998

 Average Annual Total Return      1 Year      Since Inception     Inception Date
Ascent VP                          4.30%          16.55%             07/05/95
Russell 3000 Index*               24.14%          26.64%             06/30/95
Ascent Composite**                 7.93%          14.81%             06/30/95

The performance table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance numbers do not reflect the deduction of any insurance fees or charges. If such charges were deducted, performance would be lower.

 * The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

** The Ascent Composite is comprised of the seven stock and bond indices listed on page 10 in weights that correspond to the particular benchmark weights applicable to Ascent VP.

                                             Aetna Generation Portfolios, Inc. 7

Investment Performance

CROSSROADS VP


Year-by-Year Total Return


[bar chart]
               Years Ended December 31,
                 1996         18.81%
                 1997         17.57%
                 1998          5.91%
[end bar chart]

[arrowhead pointing up]    Best Quarter: second quarter 1997, up 8.90%
[arrowhead pointing down]  Worst Quarter: third quarter 1998, down 9.34%

                             As of December 31, 1998

 Average Annual Total Return       1 Year      Since Inception    Inception Date
Crossroads VP                       5.91%         14.76%             07/05/95
Saly BIG Index*                     8.72%          8.09%             06/30/95
Crossroads Composite**              8.42%         12.98%             06/30/95

The performance table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance numbers do not reflect the deduction of any insurance fees or charges. If such charges were deducted, performance would be lower.

 * The Salomon Brothers Broad Investment-Grade Bond Index (Saly BIG Index) is a market-weighted index that contains approximately 4,700 individually priced investment-grade bonds. The index includes US Treasury/agency issues, mortgage pass-through securities, and corporate issues.

** The Crossroads Composite is comprised of the seven stock and bond indices listed on page 10 in weights that correspond to the particular benchmark weights applicable to Crossroads VP.

8 Aetna Generation Portfolios, Inc.

Investment Performance

LEGACY VP

Year-by-Year Total Return


[bar chart]
               Years Ended December 31,
                 1996         14.19%
                 1997         14.50%
                 1998          6.94%
[end bar chart]

[arrowhead pointing up]    Best Quarter: second quarter 1997, up 7.20%
[arrowhead pointing down]  Worst Quarter: third quarter 1998, down 5.27%

                             As of December 31, 1998

Average Annual Total Return      1 Year      Since Inception     Inception Date
Legacy VP                         6.94%          12.62%              07/05/95
Saly BIG Index*                   8.72%           8.09%              06/30/95
Legacy VP Composite**             8.74%          11.10%              06/30/95

The performance table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance numbers do not reflect the deduction of any insurance fees or charges. If such charges were deducted, performance would be lower.

 * The Salomon Brothers Broad Investment-Grade Bond Index (Saly BIG Index) is a market-weighted index that contains approximately 4,700 individually priced investment-grade bonds. The index includes US Treasury/agency issues, mortgage pass-through securities, and corporate issues.

** The Legacy Composite is comprised of the seven stock and bond indices listed on page 10 in weights that correspond to the particular benchmark weights applicable to Legacy VP.

                                             Aetna Generation Portfolios, Inc. 9

Asset Class               Benchmark Index
-----------------------   ------------------------------------------------------------------------------
Large Cap Stocks          The Standard & Poor's 500 Index is a value-weighted, unmanaged index of
                          500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

Small-/Mid-Cap Stocks     The Russell 2500 Index consists of the smallest 500 securities in the Russell
                          1000 Index and all 2,000 securities in the Russell 2000 Index. Each of these indices assumes reinvestment of all dividends and is unmanaged.

International Stocks      The Morgan Stanley Capital International-Europe, Australia, Far East Index
                          is an unmanaged, market value-weighted average of the performance of more than 900 securities listed on the stock exchange of countries in Europe,
                          Australia and the Far East.

Real Estate Stocks        The National Association of Real Estate Investment Trusts Equity Index is an
                          unmanaged, market-weighted average of the performance of tax-qualified real estate investment trusts listed on the New York Stock Exchange,
                          American Stock Exchange and the NASDAQ National Market System.

U.S. Dollar Bonds         Salomon Brothers Broad Investment-Grade Bond Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S.
                          Treasury/Agency issues, mortgage pass-through securities and corporate issues.

International Bonds       The Salomon Brothers Non-U.S. World Government Bond Index serves as an unmanaged benchmark to evaluate the performance of government bonds with a maturity of one year or greater in the following 12 countries: Japan,
                          United Kingdom, Germany, France, Canada, the Netherlands, Australia,
                          Denmark, Italy, Belgium, Spain and Sweden.

Cash Equivalents          Three-month Treasury bills are government-backed short-term investments considered to be risk-free, and equivalent to cash because their maturity is only three months.

10 Aetna Generation Portfolios, Inc.

PORTFOLIO EXPENSES

The following table describes Portfolio expenses. Shareholder fees are paid directly by shareholders. Annual Portfolio Operating Expenses are deducted from Portfolio assets every year, and are thus paid indirectly by all shareholders. Shareholders who acquired Portfolio shares through an insurance company separate account should refer to the applicable contract prospectus, prospectus summary or disclosure statement for a description of insurance charges which may apply.

                                Shareholder Fees
                    (fees paid directly from your investment)

                   Maximum Sales Charge      Maximum Deferred Sales Charge
                    (Load) on Purchases                  (Load)
Ascent VP                 None                            None
Crossroads VP             None                            None
Legacy VP                 None                            None

              Annual Portfolio Operating Expenses(1)
       (expenses that are deducted from Portfolio assets)
                   Management       Other     Total Operating
                      Fee         Expenses        Expenses
Ascent VP             0.60%         0.15%          0.75%
Crossroads VP         0.60%         0.15%          0.75%
Legacy VP             0.60%         0.16%          0.76%

(1) Prior to May 1, 1998, the investment adviser provided administrative services to each Portfolio and assumed each Portfolio's ordinary recurring direct expenses under an administrative services agreement. Effective May 1, 1998, under the current Administrative Services Agreement, Aeltus provides administrative services to each Portfolio but will not assume the Portfolios' ordinary recurring direct costs. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1998, but reflect the fee payable under the current Administrative Services Agreement and estimate each Portfolio's ordinary recurring direct costs.

Example

The following example is designed to help you compare the costs of investing in the Portfolios with the costs of investing in other mutual funds. Using the Annual Portfolio Operating Expense percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                   1 Year     3 Years     5 Years    10 Years
Ascent VP            $77        $240        $417       $930
Crossroads VP        $77        $240        $417       $930
Legacy VP            $78        $243        $422       $942

This example should not be considered an indication of prior or future expenses. Actual expenses for the current year may be greater or less than those shown.

                                            Aetna Generation Portfolios, Inc. 11

OTHER CONSIDERATIONS

In addition to the principal investments and strategies described above, the Portfolios may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

Futures Contracts and Options. Each Portfolio may enter into futures contracts and use options. The Portfolios primarily use futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class.

      o Futures contracts are agreements that obligate the buyer to buy and the seller to sell a specific quantity of securities at a specific price on a specific date.

      o Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk with futures contracts and options is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for a Portfolio as a whole, it adds to the Portfolio's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

Defensive Investing. In response to unfavorable market conditions, each Portfolio may make temporary investments that are not consistent with its principal investment objective and policies. In that event, the Portfolio may not achieve its investment objective.

Year 2000. The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to each Portfolio and its shareholders. However, the Portfolios understand that their key service providers, including but not limited to Aeltus and its affiliates, the transfer agent, the custodian, and broker-dealers through which its trades are executed, are taking steps to address the issue. The costs of these efforts will not affect the Portfolios. The Year 2000 problem also may adversely affect the issuers in which a Portfolio invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The Portfolios and Aeltus will continue to monitor developments relating to this issue.

12 Aetna Generation Portfolios, Inc.

MANAGEMENT OF THE PORTFOLIOS

Aeltus, 10 State House Square, Hartford, Connecticut 06103-3602, serves as investment adviser to each Portfolio. Aeltus is responsible for managing the assets of each Portfolio in accordance with its investment objective and policies, subject to oversight by the Board. Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.

Advisory Fees

For its most recent fiscal year, each Portfolio paid Aeltus aggregate advisory fees equal to an annual rate of 0.60% of the average daily net assets of the Fund.

Portfolio Management

Kevin M. Means, Managing Director, Aeltus, is the lead portfolio manager for the Portfolios and has been responsible for determining the allocation of investments since their inception in January 1995. He joined Aetna in July 1994 after serving as Chief Investment Officer at Invesco Management and Research since 1993. Mr. Means also served as the Director of Quantitative Research and as an Equity Portfolio Manager at Invesco Capital Management. He is also responsible for the selection of large capitalization stocks for the Portfolios. Mr. Means heads a team of investment professionals, each of whom focuses on a particular asset class.

INVESTMENTS IN AND REDEMPTIONS FROM THE PORTFOLIOS

Investors purchasing shares in connection with an insurance company contract or policy should refer to the documents pertaining to the contract or policy for information on how to direct investments in or redemptions from (including making exchanges into or out of) the Portfolios, and any fees that may apply.

Orders for the purchase or redemption of Portfolio shares that are received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) are effected at the net asset value (NAV) per share determined that day, as described below. The insurance company has been designated an agent of each Portfolio for receipt of purchase and redemption orders. Therefore, receipt of an order by the insurance company constitutes receipt by a Portfolio, provided that the Portfolio receives notice of the order by 9:30 a.m. eastern time the next day on which the New York Stock Exchange is open for trading.

Net Asset Value. The NAV of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).

In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in less than 60 days are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board.

Business Hours. The Portfolios are open on the same days as the New York Stock Exchange (generally, Monday through Friday). Representatives are available from 8:00 a.m. to 8:00 p.m. eastern time on those days.

Each Portfolio may refuse to accept any purchase order, especially if as a result of such order, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with a Portfolio's investment objective.

The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

                                            Aetna Generation Portfolios, Inc. 13

The Portfolios are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Portfolios reserve the right to reject any specific purchase or exchange request, including a request made by a market timer.


TAX INFORMATION

Each Portfolio intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains.

Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for those investors who acquire shares through variable annuity contracts and variable life insurance policies so that those contract owners and policy owners should not be subject to federal tax on distributions from the Portfolios to the insurance company separate accounts. Contract owners and policy owners should review the applicable contract prospectus, prospectus summary or disclosure statement for information regarding the personal tax consequences of purchasing a contract or policy.

Dividends and Distributions. Dividends and capital gains distributions, if any, are paid on an annual basis around the end of the year, December 31. To comply with federal tax regulations, a Portfolio may also pay an additional capital gains distribution, usually in June.

Both income dividends and capital gains distributions are paid by each Portfolio on a per share basis. As a result, at the time of payment, the share price of the Portfolio will be reduced by the amount of the payment.

14 Aetna Generation Portfolios, Inc.

FINANCIAL HIGHLIGHTS

These highlights are intended to help you understand each Portfolio's performance since its commencement of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information in these tables has been audited by KPMG LLP, independent auditors, whose report, along with the Portfolios' Financial Statements, is included in the Fund's current Annual Report, which is available upon request.

(for one outstanding share throughout each period)

                                                          Ascent VP
                               ----------------------------------------------------------------
                                                                                 Period From
                                                                                 July 5, 1995
                                 Year Ended     Year Ended       Year Ended    (Commencement of
                                December 31,   December 31,     December 31,    Operations) to
                                    1998           1997             1996       December 31, 1995+
                               -------------- -------------- -------------- -------------------
Net asset value, beginning
 of period                          $ 14.12       $  12.62         $  10.80          $  10.00
                                    -------       --------         --------          --------
Income from investment
 operations:
 Net investment income                 0.33           0.25+            0.22+             0.12
 Net realized and change in
  unrealized gain or loss on
  investments                          0.27           2.25             2.29              0.93
                                    -------       --------         --------          --------
   Total from investment
    operations                         0.60           2.50             2.51              1.05
                                    -------       --------         --------          --------
Less distributions:
 From net investment income           (0.35)         (0.34)          ( 0.23)           (0.25)
 From net realized gains on
  investments                         (0.35)         (0.66)          ( 0.46)              --
                                   --------       --------         --------         --------
   Total distributions                (0.70)         (1.00)          ( 0.69)          ( 0.25)
                                   --------       --------         --------         --------
Net asset value, end of period     $  14.02       $  14.12         $  12.62         $  10.80
                                   ========       ========         ========         ========
Total return*                          4.30%         19.90%           23.58%           10.45%
Net assets, end of period 000's    $207,596       $148,810         $ 45,155         $ 18,850
Ratio of total expenses to
 average net assets                    0.75%          0.75%            0.84%            1.59%(1)
Ratio of net investment income
 to average net assets                 2.59%          2.51%            2.53%            2.26%(1)
Portfolio turnover rate              104.33%        124.82%          109.77%           39.77%

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                            Aetna Generation Portfolios, Inc. 15

(for one outstanding share throughout each period)

                                                         Crossroads VP
                                ----------------------------------------------------------------
                                                                                  Period From
                                                                                  July 5, 1995
                                  Year Ended     Year Ended       Year Ended    (Commencement of
                                 December 31,   December 31,     December 31,    Operations) to
                                     1998           1997             1996       December 31, 1995+
                                -------------- -------------- -------------- -------------------
Net asset value, beginning
 of period                         $  13.09        $ 11.98          $ 10.74          $ 10.00
                                   --------       --------          -------          -------
Income from investment
 operations:
 Net investment income                 0.38           0.30+            0.27+            0.13
 Net realized and change in
  unrealized gain or loss on
  investments                          0.39           1.79             1.72             0.80
                                   --------       --------          -------          -------
   Total from investment
    operations                         0.77           2.09             1.99             0.93
                                   --------       --------          -------          -------
Less distributions:
 From net investment income          ( 0.41)        ( 0.38)           (0.30)           (0.19)
 From net realized gains on
  investments                        ( 0.13)        ( 0.60)           (0.45)              --
                                   --------       --------         --------         --------
   Total distributions               ( 0.54)        ( 0.98)           (0.75)           (0.19)
                                   --------       --------         --------         --------
Net asset value, end of period     $  13.32        $ 13.09          $ 11.98          $  10.74
                                   ========       ========         ========         ========
Total return*                          5.91%         17.57%           18.81%            9.30%
Net assets, end of period 000's    $193,562       $122,990         $ 37,690         $ 18,813
Ratio of total expenses to
 average net assets                    0.75%          0.75%            0.80%            1.60%(1)
Ratio of net investment income
 to average net assets                 3.17%          3.20%            3.01%            2.56%(1)
Portfolio turnover rate              102.94%        103.08%          105.66%           49.38%

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

16 Aetna Generation Portfolios, Inc.

              (for one outstanding share throughout each period)

                                                           Legacy VP
                                ----------------------------------------------------------------
                                                                                 Period From
                                                                                 July 5, 1995
                                  Year Ended     Year Ended     Year Ended     (Commencement of
                                 December 31,   December 31,   December 31,     Operations) to
                                     1998           1997           1996       December 31, 1995+
                                -------------- -------------- -------------- -------------------
Net asset value, beginning
 of period                         $  12.10          $ 11.25        $ 10.64          $ 10.00
                                   --------          -------        -------          -------
Income from investment
 operations:
 Net investment income                 0.41             0.36 +         0.33 +           0.15
 Net realized and change in
  unrealized gain or loss on
  investments                          0.43             1.26           1.15             0.68
                                   --------          -------        -------          -------
   Total from investment
    operations                         0.84             1.62           1.48             0.83
                                   --------          -------        -------          -------
Less distributions:
 From net investment income           (0.41)           (0.39)         (0.36)           (0.19)
 From net realized gains on
  investments                         (0.16)           (0.38)         (0.51)              --
                                   --------          -------        -------          -------
   Total distributions                (0.57)           (0.77)         (0.87)           (0.19)
                                   --------          -------        -------          -------
Net asset value, end of period     $  12.37          $ 12.10        $ 11.25          $  10.64
                                   ========          =======        =======          =======
Total return*                          6.94%           14.50%         14.19%            8.27%
Net assets, end of period 000's    $148,526          $81,650        $27,754          $18,253
Ratio of total expenses to
 average net assets                    0.76%            0.75%          0.80%            1.62%(1)
Ratio of net investment income
 to average net assets                 3.81%            3.75%          3.45%            2.91%(1)
Portfolio turnover rate              103.71%           85.01%        111.11%           62.43%

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                            Aetna Generation Portfolios, Inc. 17

ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about each Portfolio. The most recent annual and semi-annual reports also contain information about each Portfolio's investments, as well as a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the past fiscal year.

You may request free of charge the current SAI or the most recent annual and semi-annual reports, or other information about the Portfolios, by calling 1-800-525-4225 or writing to:

                       Aetna Generation Portfolios, Inc.
                             151 Farmington Avenue
                       Hartford, Connecticut 06156-8962

The SEC also makes available to the public reports and information about the Portfolios. Certain reports and information, including the SAI, are available on the SEC's website (http://www.sec.gov) or at the SEC's Public Reference Room in Washington, D.C. You may call 1-800-SEC-0330 to get information about the operations of the public reference room or you may write to Public Reference Section, Washington, D.C. 20549-6009 to get information from the Public Reference Section. The Public Reference Section will charge a duplicating fee for copying and sending any information you request.

Investment Company Act File No. 811-8934.

18 Aetna Generation Portfolios, Inc.

                                     PART B
                                     ------

The Statement of Additional Information is incorporated into Part B of this Post-Effective Amendment No. 8 by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 333-05173), as filed electronically on April 27, 1999.

                                     PART C

                                OTHER INFORMATION
                                -----------------

Item 23. Exhibits
-----------------

         (a.1)    Articles of Incorporation(1)
         (a.2)    Articles Supplementary(2)
         (a.3)    Articles of Amendment(3)
         (b)      Amended Bylaws(2)
         (c)      Investment Defining Rights of Holders(4)
         (d)      Investment Advisory Agreement between Aeltus Investment
                  Management, Inc. (Aeltus) and Aetna Generation Portfolios,
                  Inc., on behalf of Aetna Ascent VP, Aetna Crossroads VP
                  and Aetna Legacy VP
         (e)      Underwriting  Agreement  between Aetna Life  Insurance and
                  Annuity Company and Aetna Generation Portfolios, Inc.(2)
         (f)      Directors' Deferred Compensation Plan(5)
         (g)      Custodian Agreement between Aetna Generation Portfolios, Inc.
                  and Mellon Bank, N.A.(1)
         (h.1)    Administrative Services Agreement between Aeltus and Aetna
                  Generation Portfolios, Inc., on behalf of Aetna Ascent
                  VP, Aetna Crossroads VP and Aetna Legacy VP
         (h.2)    License Agreement(1)
         (i)      Opinion and Consent of Counsel
         (j)      Consent of Independent Auditors
         (k)      Not applicable
         (l)      Agreement Concerning Initial Capital(1)
         (m)      Not applicable
         (n)      See exhibit 27 below
         (o)      Not applicable
         (p.1)    Power of Attorney (December 10, 1997)(6)
         (p.2)    Authorization for Signature(7)
         (27)     Financial Data Schedule


1. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-88334), as filed electronically with the Securities and Exchange Commission on June 19, 1995.
2. Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-88334), as filed electronically with the Securities and Exchange Commission on April 15, 1997.
3. Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File No. 33-88334), as filed electronically with the Securities and Exchange Commission on April 27, 1998.
4. Incorporated by reference Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-88334), as filed electronically with the Securities and Exchange Commission on April 25, 1996.
5. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-88334), as filed electronically with the Securities and Exchange Commission on February 26, 1998.

6. Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 33-41694), as filed electronically with the Securities and Exchange Commission on December 17, 1998.
7. Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-05173), as filed electronically with the Securities and Exchange Commission on September 26, 1997.

Item 24. Persons Controlled by or Under Common Control
------------------------------------------------------

       Registrant is a Maryland corporation for which separate financial statements are filed. As of March 31, 1999, Aetna Life Insurance and Annuity Company (Aetna) owned 100% of Registrant's outstanding voting securities, through direct ownership or through one of Aetna's separate accounts.

       Aetna is an indirectly wholly-owned subsidiary of Aetna Inc.

       A list of all persons directly or indirectly under common control with the Registrant and a list which indicates the principal business of each such company referenced in the diagram are incorporated herein by reference to Item 24 of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A (File No. 33-12723), as filed electronically with the Securities and Exchange Commission on March 10, 1999.

Item 25. Indemnification
------------------------

       Article 9, Section (d) of the Registrant's Articles of Incorporation, incorporated herein by reference to Exhibit (a.1) of this Post-Effective Amendment, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are currently covered under a directors and officers errors and omissions liability insurance policy issued by Gulf Insurance Company which expires October 1, 1999.

       Section XI.B of the Administrative Services Agreement incorporated herein by reference to Exhibit (h.1) of this Post-Effective Amendment, provides for indemnification of the Administrator.

       Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

Item 26. Business and Other Connections of Investment Adviser
-------------------------------------------------------------

       The investment adviser, Aeltus Investment Management, Inc. (Aeltus), is registered as an investment adviser with the Securities and Exchange Commission. In addition to serving as the investment adviser and administrator for the Registrant, Aeltus acts as investment adviser and administrator for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Variable Portfolios, Inc., and Aetna Series Fund, Inc. (all management investment companies registered under the Investment Company Act of 1940 (the "1940 Act")). It also acts as investment adviser to certain private accounts.

     The following table summarizes the business connections of the directors and principal officers of the investment adviser.

-------------------------------------------------------------------------------------------------------------------------
Name                           Positions and Offices            Other Principal Position(s) Held
----                           with Investment Adviser          Since Oct. 31, 1996/Addresses*
                               -----------------------          ------------------------------
-------------------------------------------------------------------------------------------------------------------------
John Y. Kim                    Director, President, Chief       Director (February 1995 - March 1998) -- Aetna Life
                               Executive Officer, Chief         Insurance and Annuity Company; Senior Vice President
                               Investment Officer               (since September 1994) -- Aetna Life Insurance and
                                                                Annuity Company.

J. Scott Fox                   Director, Managing Director,     Vice President (since April 1997) -- Aetna Retirement
                               Chief Operating Officer, Chief   Services, Inc.; Director and Senior Vice President
                               Financial Officer                (March 1997 - February 1998) -- Aetna Life Insurance
                                                                and Annuity Company; Managing Director,  Chief Operating
                                                                Officer, Chief Financial Officer, Treasurer (April 1994 - March
                                                                1997) --  Aeltus Investment Management, Inc.

Thomas J. McInerney            Director                         President (since August 1997) -- Aetna Retirement
                                                                Services, Inc.; Director and President (since September
                                                                1997) -- Aetna Life Insurance and Annuity Company;
                                                                Executive Vice President (since August 1997) -- Aetna
                                                                Inc.; Vice President, Strategy (March 1997 - August
                                                                1997) -- Aetna Inc.; Vice President, Marketing and Sales
                                                                (December 1996 - March 1997) -- Aetna U.S. Healthcare;
                                                                Vice President, National Accounts (April 1996 -
                                                                December 1996) -- Aetna U.S. Healthcare.

Catherine H. Smith             Director                         Director, Senior Vice President and Chief Financial
                                                                Officer (since February 1998) -- Aetna Life Insurance
                                                                and Annuity Company; Chief Financial Officer (since
                                                                February 1998) -- Aetna Retirement Services, Inc.; Vice
                                                                President, Strategy, Finance and Administration,
                                                                Financial Relations (September 1996 - February 1998) --
                                                                Aetna Inc.

Lennart A. Carlson             Vice President, Fixed            Managing Director (since January 1996) -- Aeltus Trust
                               Income Investments               Company.

Stephanie A. DeSisto           Vice President

Amy R. Doberman                Vice President, General          Counsel (since December 1996) -- Aetna Life Insurance and
                               Counsel and Secretary            Annuity Company; Attorney (March 1990 - November 1996) -
                                                                Securities and Exchange Commission.

Steven C. Huber                Vice President, Fixed            Managing Director (since August 1996) -- Aeltus Trust
                               Income Investments               Company.

-------------------------------------------------------------------------------------------------------------------------
Name                           Positions and Offices            Other Principal Position(s) Held
----                           with Investment Adviser          Since Oct. 31, 1996/Addresses*
                               -----------------------          ------------------------------
-------------------------------------------------------------------------------------------------------------------------

Brian K. Kawakami              Vice President, Chief            Chief Compliance Officer & Director (since January
                               Compliance Officer               1996) -- Aeltus Trust Company; Chief Compliance Officer
                                                                (since August 1993) -- Aeltus Capital, Inc.

Neil Kochen                    Managing Director, Product       Managing Director (since April 1996) - Aeltus Trust
                               Development                      Company; Managing Director (since August 1996) --
                                                                Aeltus Capital, Inc.

Frank Litwin                   Managing Director, Retail        Vice President, Strategic Marketing (April, 1992 -
                               Marketing and Sales              August, 1997) -- Fidelity Investments Institutional
                                                                Services Company.

Kevin M. Means                 Managing Director, Equity        Managing Director (since August 1996) -- Aeltus Trust
                               Investments                      Company.

L. Charles Meythaler           Managing Director, Institutional Director (since July 1997) -- Aeltus Trust Company;
                               Marketing                        Managing Director (since June 1997) -- Aeltus Trust
                               and Sales                        Company; President (June 1993 - April 1997) -- New
                                                                England Investment Association.

     * Except with respect to Mr. McInerney and Ms. Smith, the principal business address of each person named is 10 State House Square, Hartford, Connecticut 06103-3602. The address of Mr. McInerney and Ms. Smith is 151 Farmington Avenue, Hartford, Connecticut 06156.

Item 27. Principal Underwriters
-------------------------------

(a) In addition to serving as the principal underwriter for the Registrant, Aetna also acts as the principal underwriter for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund and Aetna Variable Portfolios, Inc. and as investment adviser, principal underwriter and administrator for Portfolio Partners, Inc. (all management investment companies registered under the 1940 Act). Additionally, Aetna acts as the principal underwriter and depositor for Variable Annuity Account B of Aetna, Variable Annuity Account C of Aetna, Variable Annuity Account G of Aetna, and Variable Life Account B of Aetna (separate accounts of Aetna registered as unit investment trusts under the 1940 Act). Aetna is also the principal underwriter for Variable Annuity Account I of Aetna Insurance Company of America (AICA) (a separate account of AICA registered as a unit investment trust under the 1940 Act).

(b)  The following are the directors and principal officers of the Underwriter:

Name and Principal                    Positions and Offices                    Positions and Offices
Business Address*                     with Principal Underwriter               with Registrant
-----------------                     --------------------------               ---------------------
Thomas J. McInerney                   Director and President                   None

Shaun P. Mathews                      Director and Senior Vice President       Director

Catherine H. Smith                    Director, Senior Vice President and      None
                                      Chief Financial Officer

Allan Baker                           Senior Vice President                    None

David E. Bushong                      Senior Vice President                    None

Robert D. Friedhoff                   Senior Vice President                    None

Steven A. Haxton                      Senior Vice President                    None

John Y. Kim                           Senior Vice President                    Director

Deborah Koltenuk                      Vice President, Treasurer and            None
                                      Corporate Controller

Therese Squillacote                   Vice President and Chief Compliance      None
                                      Officer

Thomas P. Waldron                     Senior Vice President                    None

Kirk P. Wickman                       Senior Vice President, General Counsel   None
                                      and Corporate Secretary

* Except with respect to Mr. Kim, the principal business address of all directors and officers listed is 151 Farmington Avenue, Hartford, Connecticut 06156. Mr. Kim's address is 10 State House Square, Hartford, Connecticut 06103-3602.

(c) Not applicable

Item 28. Location of Accounts and Records
-----------------------------------------

       As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aeltus, maintain physical possession of each account, book or other document, at 151 Farmington Avenue, Hartford, Connecticut 06156 and 10 State House Square, Hartford, Connecticut 06103-3602, respectively.

Item 29. Management Services
----------------------------

       Not applicable.

Item 30. Undertakings
---------------------

       Not applicable.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act and the Investment Company Act, Aetna Generation Portfolios, Inc. certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut, on the 27th day of April, 1999.

                                   AETNA GENERATION PORTFOLIOS, INC.
                                   ---------------------------------
                                              (Registrant)

                                   By        J. Scott Fox*
                                      -------------------------------
                                             J. Scott Fox
                                             President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


Signature                               Title                                    Date
---------                               -----                                    ----
J Scott Fox*                            President and Director             )
-------------------------------------   (Principal Executive Officer)
J. Scott Fox                                                               )
                                                                           )
Albert E. DePrince, Jr.*                Director                           )
-------------------------------------
Albert E. DePrince, Jr.                                                    )
                                                                           )
Maria T. Fighetti*                      Director                           )        April
-------------------------------------
Maria T. Fighetti                                                          )        27, 1999
                                                                           )
David L. Grove*                         Director                           )
-------------------------------------
David L. Grove                                                             )
                                                                           )
John Y. Kim*                            Director                           )
-------------------------------------
John Y. Kim                                                                )
                                                                           )
Sidney Koch*                            Director                           )
-------------------------------------
Sidney Koch                                                                )
                                                                           )
Shaun P. Mathews*                       Director                           )
-------------------------------------
Shaun P. Mathews                                                           )
                                                                           )
Corine T. Norgaard*                     Director                           )
-------------------------------------
Corine T. Norgaard                                                         )
                                                                           )

Richard G. Scheide*                    Director                            )
-------------------------------------
Richard G. Scheide                                                         )
                                                                           )
Stephanie A. DeSisto*                  Treasurer and Chief Financial       )
-------------------------------------    Officer
Stephanie A. DeSisto                   (Principal Financial and
                                         Accounting Officer)               )


By:  /s/ Amy R. Doberman
    ------------------------------------------------
     *Amy R. Doberman
      Attorney-in-Fact

    * Executed pursuant to Power of Attorney dated November 6, 1998 and filed with the Securities and Exchange Commission on December 17, 1998.

                        Aetna Generation Portfolios, Inc.
                                  EXHIBIT INDEX


      Exhibit No.                                  Exhibit                                                 Page
      -----------                                  -------                                                 ----
    99-(d)                Investment Advisory Agreement between Aeltus Investment Management,
                          Inc. (Aeltus) and Aetna Generation Portfolios, Inc., on behalf of Aetna
                          Ascent VP, Aetna Crossroads VP and Aetna Legacy VP
                                                                                                        --------------

    99-(h.1)              Administrative Services Agreement between Aeltus and Aetna Generation
                          Portfolios, Inc., on behalf of Aetna Ascent VP, Aetna Crossroads VP and
                          Aetna Legacy VP
                                                                                                        --------------

    99-(i)                Opinion and Consent of Counsel
                                                                                                        --------------

    99-(j)                Consent of Independent Auditors
                                                                                                        --------------

    (27)                  Financial Data Schedule
                                                                                                        --------------